CSFB03-19GIAR4 30 year 5.2's       User ID:  sijaz       Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

06/10/2003 09:53:41

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G1AR4	Bond Name: A15
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A15	A15	A15	A15	A15
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	97.39	93.74	92.83	92.83	92.83
7/25/2005	94.61	82.50	79.51	79.51	79.51
7/25/2006	91.67	68.14	62.52	62.52	61.61
7/25/2007	88.54	54.47	46.62	46.62	28.57
7/25/2008	85.22	41.64	31.98	24.45	5.78
7/25/2009	82.07	30.46	19.48	9.45	0.00
7/25/2010	78.73	20.17	8.44	0.00	0.00
7/25/2011	75.18	10.85	0.81	0.00	0.00
7/25/2012	71.42	2.42	0.00	0.00	0.00
7/25/2013	67.42	0.00	0.00	0.00	0.00
7/25/2014	63.18	0.00	0.00	0.00	0.00
7/25/2015	58.67	0.00	0.00	0.00	0.00
7/25/2016	53.89	0.00	0.00	0.00	0.00
7/25/2017	48.81	0.00	0.00	0.00	0.00
7/25/2018	43.42	0.00	0.00	0.00	0.00
7/25/2019	37.70	0.00	0.00	0.00	0.00
7/25/2020	31.62	0.00	0.00	0.00	0.00
7/25/2021	25.17	0.00	0.00	0.00	0.00
7/25/2022	18.32	0.00	0.00	0.00	0.00
7/25/2023	11.04	0.00	0.00	0.00	0.00
7/25/2024	3.32	0.00	0.00	0.00	0.00
12/25/2024	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	12.80	4.57	3.95	3.68	3.19

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR4 30 year 5.2's      User ID: sijaz     Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

06/10/2003 09:53:41

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G1AR4	Bond Name: A3
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A3	A3	A3	A3	A3
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	95.56	89.37	87.82	87.82	87.82
7/25/2005	90.85	70.26	65.19	65.19	65.19
7/25/2006	85.84	45.88	36.33	36.33	34.77
7/25/2007	80.53	22.65	9.32	9.32	0.00
7/25/2008	74.88	0.84	0.00	0.00	0.00
7/25/2009	69.54	0.00	0.00	0.00	0.00
7/25/2010	63.86	0.00	0.00	0.00	0.00
7/25/2011	57.84	0.00	0.00	0.00	0.00
7/25/2012	51.44	0.00	0.00	0.00	0.00
7/25/2013	44.65	0.00	0.00	0.00	0.00
7/25/2014	37.44	0.00	0.00	0.00	0.00
7/25/2015	29.79	0.00	0.00	0.00	0.00
7/25/2016	21.66	0.00	0.00	0.00	0.00
7/25/2017	13.03	0.00	0.00	0.00	0.00
7/25/2018	3.87	0.00	0.00	0.00	0.00
12/25/2018	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	8.73	2.83	2.50	2.50	2.35

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR4 30 year 5.2's       User ID: sijaz       Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

06/10/2003 09:53:41

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G1AR4	Bond Name: A16
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A16	A16	A16	A16	A16
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	100.00	100.00	100.00
7/25/2005	100.00	100.00	100.00	100.00	100.00
7/25/2006	100.00	100.00	100.00	100.00	100.00
7/25/2007	100.00	100.00	100.00	100.00	100.00
7/25/2008	100.00	100.00	100.00	100.00	100.00
7/25/2009	100.00	100.00	100.00	100.00	61.20
7/25/2010	100.00	100.00	100.00	95.76	19.74
7/25/2011	100.00	100.00	100.00	60.66	1.33
7/25/2012	100.00	100.00	76.74	40.77	0.00
7/25/2013	100.00	70.50	59.12	30.22	0.00
7/25/2014	100.00	45.44	45.44	22.34	0.00
7/25/2015	100.00	34.84	34.84	16.48	0.00
7/25/2016	100.00	26.63	26.63	12.12	0.00
7/25/2017	100.00	20.29	20.29	8.88	0.00
7/25/2018	100.00	15.40	15.40	6.49	0.00
7/25/2019	100.00	11.64	11.64	4.72	0.00
7/25/2020	100.00	8.76	8.76	3.41	0.00
7/25/2021	100.00	6.55	6.55	2.46	0.00
7/25/2022	100.00	4.86	4.86	1.75	0.00
7/25/2023	100.00	3.58	3.58	1.24	0.00
7/25/2024	100.00	2.61	2.61	0.87	0.00
7/25/2025	72.48	1.88	1.88	0.60	0.00
7/25/2026	23.34	1.33	1.33	0.41	0.00
7/25/2027	0.92	0.92	0.92	0.27	0.00
7/25/2028	0.62	0.62	0.62	0.18	0.00
7/25/2029	0.40	0.40	0.40	0.11	0.00
7/25/2030	0.24	0.24	0.24	0.06	0.00
7/25/2031	0.13	0.13	0.13	0.03	0.00
7/25/2032	0.05	0.05	0.05	0.01	0.00
5/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	22.51	12.09	11.74	9.62	6.39

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR4 30 year 5.2's       User ID: sijaz       Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

06/10/2003 09:53:41

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G1AR4	Bond Name: A2
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A2	A2	A2	A2	A2
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	97.36	93.68	92.76	92.76	92.76
7/25/2005	94.56	82.33	79.31	79.31	79.31
7/25/2006	91.58	67.83	62.16	62.16	61.23
7/25/2007	88.43	54.03	46.10	46.10	30.35
7/25/2008	85.07	41.07	33.12	26.99	11.81
7/25/2009	81.90	31.88	22.95	14.80	3.82
7/25/2010	78.52	23.51	13.98	6.75	0.30
7/25/2011	74.94	15.94	7.77	3.77	0.00
7/25/2012	71.14	9.08	5.14	2.08	0.00
7/25/2013	67.11	4.61	3.64	1.19	0.00
7/25/2014	62.82	2.48	2.48	0.52	0.00
7/25/2015	58.27	1.58	1.58	0.02	0.00
7/25/2016	53.44	0.88	0.88	0.00	0.00
7/25/2017	48.31	0.34	0.34	0.00	0.00
7/25/2018	42.87	0.00	0.00	0.00	0.00
7/25/2019	37.77	0.00	0.00	0.00	0.00
7/25/2020	32.83	0.00	0.00	0.00	0.00
7/25/2021	27.58	0.00	0.00	0.00	0.00
7/25/2022	22.01	0.00	0.00	0.00	0.00
7/25/2023	16.09	0.00	0.00	0.00	0.00
7/25/2024	9.82	0.00	0.00	0.00	0.00
7/25/2025	4.78	0.00	0.00	0.00	0.00
7/25/2026	0.60	0.00	0.00	0.00	0.00
9/25/2026	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	13.00	4.82	4.25	3.89	3.30

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR4 30 year 5.2's       User ID: sijaz       Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

06/10/2003 09:53:41

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G1AR4	Bond Name: Al
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A1	A1	A1	A1	A1
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	98.87	97.29	96.90	96.90	96.90
7/25/2005	97.67	92.43	91.13	91.13	91.13
7/25/2006	96.39	86.22	83.78	83.78	83.39
7/25/2007	95.04	80.30	76.90	76.90	57.79
7/25/2008	93.60	74.74	62.33	52.30	27.44
7/25/2009	92.24	60.30	45.69	32.34	10.60
7/25/2010	90.80	46.60	30.99	18.75	0.82
7/25/2011	89.26	34.20	20.83	10.47	0.00
7/25/2012	87.63	22.97	14.26	5.78	0.00
7/25/2013	85.90	12.79	10.11	3.29	0.00
7/25/2014	84.07	6.88	6.88	1.44	0.00
7/25/2015	82.12	4.38	4.38	0.05	0.00
7/25/2016	80.05	2.45	2.45	0.00	0.00
7/25/2017	77.85	0.95	0.95	0.00	0.00
7/25/2018	75.52	0.00	0.00	0.00	0.00
7/25/2019	69.94	0.00	0.00	0.00	0.00
7/25/2020	61.85	0.00	0.00	0.00	0.00
7/25/2021	53.26	0.00	0.00	0.00	0.00
7/25/2022	44.14	0.00	0.00	0.00	0.00
7/25/2023	34.46	0.00	0.00	0.00	0.00
7/25/2024	24.17	0.00	0.00	0.00	0.00
7/25/2025	13.26	0.00	0.00	0.00	0.00
7/25/2026	1.67	0.00	0.00	0.00	0.00
9/25/2026	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	16.83	6.74	6.01	5.27	4.22

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR4 30 year 5.2's       User ID: sijaz       Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

06/10/2003 09:53:41

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G1AR4	Bond Name: A14
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A14	A14	A14	A14	A14
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	100.00	100.00	100.00
7/25/2005	100.00	100.00	100.00	100.00	100.00
7/25/2006	100.00	100.00	100.00	100.00	100.00
7/25/2007	100.00	100.00	100.00	100.00	100.00
7/25/2008	100.00	100.00	100.00	100.00	100.00
7/25/2009	100.00	100.00	100.00	100.00	100.00
7/25/2010	100.00	100.00	100.00	100.00	100.00
7/25/2011	100.00	100.00	100.00	100.00	8.19
7/25/2012	100.00	100.00	100.00	100.00	0.00
7/25/2013	100.00	100.00	100.00	100.00	0.00
7/25/2014	100.00	100.00	100.00	100.00	0.00
7/25/2015	100.00	100.00	100.00	100.00	0.00
7/25/2016	100.00	100.00	100.00	74.59	0.00
7/25/2017	100.00	100.00	100.00	54.68	0.00
7/25/2018	100.00	94.81	94.81	39.93	0.00
7/25/2019	100.00	71.67	71.67	29.04	0.00
7/25/2020	100.00	53.91	53.91	21.01	0.00
7/25/2021	100.00	40.32	40.32	15.12	0.00
7/25/2022	100.00	29.94	29.94	10.80	0.00
7/25/2023	100.00	22.06	22.06	7.65	0.00
7/25/2024	100.00	16.08	16.08	5.37	0.00
7/25/2025	100.00	11.58	11.58	3.72	0.00
7/25/2026	100.00	8.20	8.20	2.54	0.00
7/25/2027	5.69	5.69	5.69	1.69	0.00
7/25/2028	3.83	3.83	3.83	1.10	0.00
7/25/2029	2.47	2.47	2.47	0.68	0.00
7/25/2030	1.48	1.48	1.48	0.39	0.00
7/25/2031	0.78	0.78	0.78	0.20	0.00
7/25/2032	0.29	0.29	0.29	0.07	0.00
5/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	23.48	18.16	18.16	15.19	7.62

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.